EXHIBIT 99.2

Letter Of Intent to Pre-Install the ARknet app into the Future Releases of the Hawk Projector Phone

This letter of Intent (“LOI”) confirms discussions regarding the deployment of the ARknet App (“ARknet”) developed by the Delaware corporation Tautachrome Inc (OTC: TTCM) (“Tautachrome”) as a pre-installed application in the future releases of the Hawk Projector Phone(the “Hawk”), developed owned and being distributed by Akyumen Inc (“Akyumen”). Tautachrome and Akyumen are collectively referred to as the Parties to this LOI.

The objective of our discussions has been to consummate the formal engineering and onboarding and related business activities (“Onboarding”) required for the effective pre-installation of ARknet’s latest versions on the Hawk smartphone as well as effective processes to maintain future ARknet updates to be pre-installed on future Hawk releases coming to market.

Upon execution of this LOI, the Parties intend to prepare a formal definitive agreement with respect to the Onboarding (“Definitive Agreement”) containing provisions in accordance with this LOI, together with such further appropriate terms and conditions regarding exclusivity requirements, joint marketing and such other matters as the Parties mutually determine are required for effective and enduring Onboarding. The Definitive Agreement will be subject, in all respects, to the approval of both Parties.

In furtherance of this LOI, the Parties agree as follows:

1.	Proprietary Information. The proprietary information (“Proprietary information”) of a Party herein shall include information of every kind considered by the Party to be sensitive to its business and requiring the protection of confidentiality, however such information may be disclosed to the other Party, whether disclosed directly or indirectly in writing or orally, or by inspection of tangible or intangible objects, including without limitation ideas, documents, hand drawings, computer drawings, business plans, plans for filing patents, source code, software, documentation, financial analysis, marketing plans, customer names, customer list and customer data.

2.	Unmarked Proprietary Information. For any Proprietary Information disclosed in an unmarked fashion, such as in an oral discussion or in a presentation or in an inspection or in any other manner that is not marked, it shall be the duty of the Discloser to provide to the Recipient a timely written description of the disclosure as provided in paragraph 11 below.

3.	Proprietary Information not included. Proprietary Information shall not include information which: (a) was in receiving Party's possession prior to receiving it from the disclosing Party, provided however that the receiving Party so notifies the disclosing Party promptly; or (b) is or becomes part of the public knowledge or literature by acts involving no breach of this LOI by the receiving Party, including any Proprietary Information that is properly disclosed to the public as a result of the public use of the Hawk projector phone upon its release after Onboarding, or (c) is or becomes available to the receiving Party from a source other than the other Party, provided however, that receiving Party so notifies the other Party promptly.

4.	Ownership and Treatment of Proprietary Information. The Parties agree that the Proprietary Information disclosed by the other Party is the sole and exclusive property of the other Party, and that the Parties shall treat the Proprietary Information received from the other Party on a confidential and restricted basis and not disclose, communicate or divulge the same to any third party or use it for any purpose, without the consent of the disclosing Party, unless already disclosed by the disclosing Party to such a third party without a duty of confidentiality on that third party.

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Tautachrome-Akyumen Letter of Intent

January 9, 2020

5.	Termination. This LOI may be terminated by either Party by giving thirty (30) days prior written notice to the other. Upon such termination of this LOI, each Party agrees to return to the other Party all the disclosed Proprietary Information received from the other Party and any information derived thereby, that relates in any way to the disclosed Proprietary Information.

6.	Injunctive Relief. The Parties agree that any breach by a Party of its obligations hereunder will cause the other Party immediate and irreparable harm that is not fully compensable by monetary damages, and that in addition to any monetary damages received, that other Party shall be entitled to immediate injunctive relief in the event of such breach.

7.	Inurement. This LOI shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives, successors and assigns.

8.	Validity and Enforceability of Provisions. If any term or provision of this LOI shall to any extent be invalid or unenforceable, the remainder of this LOI shall not be affected thereby, and each term and provision of the remainder shall be valid and enforceable to the fullest extent permitted by law.

9.	Governing Law and Venue. The validity, construction, enforcement and interpretation of this LOI shall be governed by the laws of the State of Arizona. Venue for any proceeding brought to enforce any term(s) or provisions(s) of this Agreement or to obtain any remedy with respect thereto shall be in the Superior Court of Arizona in and for Pima County. For this purpose, each Party hereto expressly and irrevocably consents to the jurisdiction of said court. This LOI may be amended only by a written document executed by both Parties.

10.	Expiration of Duty. A Party’s duty to protect the Proprietary Information of the other Party disclosed under this LOI expires three years from the date below.

11.	Limitations on Duty to Protect. A Party shall have a duty to protect only that Proprietary Information of the other party which is: (a) provided by the other Party in writing and marked as proprietary at the time of disclosure; or (b) provided by the other Party in any other manner and identified as proprietary at the time of disclosure and is also summarized and designated as Proprietary Information in a written memorandum delivered to the receiving Party's representative named below within thirty (30) days of the disclosure.

12.	Tautachrome a Publicly Traded Corporation. Akyumen’s directors understand and acknowledge that Tautachrome is a publicly-traded corporation and that federal and state securities laws prohibit any person or entity who has material, non-public information about a publicly-traded company from purchasing or selling securities of such company, or from communicating such information to any other person or entity under circumstances in which it is reasonably foreseeable that such person or entity is likely to sell or purchase such securities.

13.	LOI prepared by Tautachrome as a matter of convenience. This LOI was prepared by Tautachrome as a matter of convenience only. This LOI shall not be construed for or against either party as a result of these facts. It is understood and agreed that this LOI shall not be subject to any claim of mistake of fact by either of the Parties and shall be construed as to have been mutually prepared by the Parties with each Party having had the opportunity to seek the advice of counsel of their choosing.

14.	No Intellectual Property Rights. Neither Party acquires any intellectual property rights under this LOI except the limited right to use as set forth in this LOI.

15.	Parties’ Representatives. The Parties' representatives for disclosing or receiving Proprietary Information are:

Akyumen:	Aasim Saied
Phone No.	xxxxxxxxxxxxxx
Email.	xxxxxxxxxxxxxx

Tautachrome:	Jon N Leonard
Phone No.	xxxxxxxxxxxxxx
Email	xxxxxxxxxxxxxx

{date of agreement and signatures appear on following page}

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Tautachrome-Akyumen Letter of Intent

January 9, 2020

This LOI is entered into as of the date: January 9, 2020.

Akyumen Corp.		Tautachrome Inc.

By:		By:
Signature:		Signature:
Name:	Aasim Saied	Name:	David LaMountain
Title:	CEO	Title:	COO

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